UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 2, 2019

New Residential Investment Corp.
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

001-35777	45-3449660
(Commission File Number)	(IRS Employer Identification No.)

1345 Avenue of the Americas, 45th Floor New York, New York	10105
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (212) 479-3150

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol:	Name of each exchange on which registered:
Common Stock, $0.01 par value per share	NRZ	New York Stock Exchange
7.50% Series A Fixed-to-Floating Rate Cumulative Redeemable Preferred Stock	NRZ PR A	New York Stock Exchange
7.125% Series B Fixed-to-Floating Rate Cumulative Redeemable Preferred Stock	NRZ PR B	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.01.	Completion of Acquisition or Disposition of Assets.

On October 1, 2019, New Residential Investment Corp., a Delaware corporation (the “Company”), completed the previously announced acquisition (the “Transaction”) contemplated by that certain Asset Purchase Agreement, dated as of June 17, 2019 (the “APA”, as amended by certain amendments, described in current reports on Form 8-K filed by the Company on September 6, 2019 and September 13, 2019, together, the “Amendments”), by and among the Company, Ditech Holding Corporation, a Maryland corporation (“Holding”), and Ditech Financial LLC, a Delaware limited liability company (“Financial” and together with Holding, the “Sellers” and each a “Seller”).  Pursuant to the APA, the Sellers sold, transferred and assigned to the Company (and certain designated subsidiaries of the Company) the Acquired Assets (as defined in the APA) and the Company (and certain designated subsidiaries of the Company) assumed the Assumed Liabilities (as defined in the APA).

The approximate purchase price at closing paid by the Company is $1.2 billion, subject to certain post-closing adjustments as set forth in the APA. The Company funded the Transaction consideration with financing facilities and cash on hand.

The foregoing description of the APA and the Transaction contemplated thereby does not purport to be complete and is subject to and qualified in its entirety by reference to (i) the APA, a copy of which was filed as Exhibit 2.10 to the Company’s Form 10-Q for the quarter ended June 30, 2019 and is incorporated herein by reference as Exhibit 2.01, and (ii) to the full text of each Amendment, which will be filed in the time periods prescribed by the rules of the Securities and Exchange Commission.

Item 8.01.	Other Events.

On October 2, 2019, the Company issued a press release announcing the consummation of the Transaction. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference into this Item 8.01.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description
2.01
Asset Purchase Agreement, dated as of June 17, 2019, by and among the Company and the Sellers (incorporated by reference to Exhibit 2.10 to the Company’s Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2019, filed on August 1, 2019).

99.1	Press Release, dated as of October 2, 2019.
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEW RESIDENTIAL INVESTMENT CORP.
(Registrant)

/s/ Nicola Santoro, Jr.
Nicola Santoro, Jr.
Chief Financial Officer

Date:  October 2, 2019